UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

Skyworks Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5260 California Avenue
Irvine, CA 92617

(Address of principal executive office) (Zip Code)

(949) 231-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On October 7, 2026 (the “Settlement Date”), Skyworks Solutions, Inc. (the “Company”) completed its previously announced offers to holders (1) to exchange (the “Exchange Offers”) (i) any and all outstanding 4.375% Senior Notes due 2029 (the “2029 Qorvo Notes”) issued by Qorvo, Inc. (“Qorvo”) for up to $850,000,000 aggregate principal amount of new 4.375% Senior Notes due 2029 (the “New 2029 Skyworks Notes”) issued by the Company and (ii) any and all outstanding 3.375% Senior Notes due 2031 (the “2031 Qorvo Notes” and, together with the 2029 Qorvo Notes, the “Qorvo Notes”) issued by Qorvo for up to $700,000,000 aggregate principal amount of new 3.375% Senior Notes due 2031 (the “New 2031 Skyworks Notes” and, together with the New 2029 Skyworks Notes, the “New Skyworks Notes”) issued by the Company and (2) to pay cash for the related consent solicitations (the “Consent Solicitations”) to adopt certain proposed amendments (the “Proposed Amendments”) to each indenture governing the applicable series of Qorvo Notes (each, a “Qorvo Indenture” and, together, the “Qorvo Indentures”). The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in Skyworks’ registration statement on Form S-4, which was declared effective on May 29, 2026, and the related final prospectus filed with the U.S. Securities and Exchange Commission on May 29, 2026 (as it may be amended or supplemented from time to time, the “Prospectus”).

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amount of Qorvo Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Qorvo Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amount of the Qorvo Notes set forth in the table below will remain outstanding. The Exchange Offers, as extended, expired at 5:00 p.m. New York City time on October 5, 2026 and are no longer open to participation by any holders of the Qorvo Notes.

Title of Series of Qorvo Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
4.375% Senior Notes due 2029	$779,384,000	$70,616,000
Registered: 74736KAH4 / US74736KAH41
144A: 74736KAG6 / US74736KAG67
Regulation S: U7471QAF1 / USU7471QAF10
3.375% Senior Notes due 2031	$647,096,000	$52,904,000
144A: 74736KAJ0 / US74736KAJ07
Regulation S: U7471QAJ3 / USU7471QAJ32

Prior to the Settlement Date of the Exchange Offers and Consent Solicitations, and upon receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of Qorvo Notes, Qorvo entered into two supplemental indentures with the trustee for the Qorvo Notes and the subsidiary guarantors party thereto – one for each series of Qorvo Notes (the “Supplemental Indentures”). The Proposed Amendments became effective upon the execution of each Supplemental Indenture. However, depending on the specific amendment, the Proposed Amendments became operative (i) immediately upon the Settlement Date or (ii) immediately prior to the closing of transactions pursuant to which Qorvo merged with and into a subsidiary of Skyworks, with such subsidiary continuing as the surviving entity and a wholly-owned subsidiary of Skyworks.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on October 7, 2026, the Company issued (i) $778,096,000 aggregate principal amount of New 2029 Skyworks Notes and (ii) $646,805,000 aggregate principal amount of New 2031 Skyworks Notes. The New Skyworks Notes are governed by an indenture, dated as of August 10, 2026 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association (the “Trustee”), as supplemented by (i) the Fourth Supplemental Indenture with respect to the New 2029 Skyworks Notes, dated as of October 7, 2026 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee and (ii) the Fifth Supplemental Indenture with respect to the New 2031 Skyworks Notes (the “Fifth Supplemental Indenture”), dated as of October 7, 2026, by and between the Company and the Trustee. The New Skyworks Notes are senior unsecured obligations of the Company. The New Skyworks Notes are effectively subordinated to the Company’s secured debt, to the extent of the value of the assets securing that debt. The New Skyworks Notes are not obligations of any of the Company’s subsidiaries and, accordingly, are structurally subordinated to all obligations of the Company’s subsidiaries. The New 2029 Skyworks Notes will bear interest at a rate of 4.375% per annum and will mature on October 15, 2029. The New 2031 Skyworks Notes will bear interest at a rate of 3.375% per annum and will mature on April 1, 2031.

The foregoing summary of the New Skyworks Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 10, 2026, (ii) the Fourth Supplemental Indenture attached as Exhibit 4.1 hereto, (ii) the form of the New 2029 Skyworks Notes attached as Exhibit 4.2 hereto, (iii) the Fifth Supplemental Indenture attached as Exhibit 4.3 hereto and (iv) the form of the New 2031 Skyworks Notes attached as Exhibit 4.4 hereto, the terms of which are in each case incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated as of October 7, 2026, by and between Skyworks Solutions, Inc. and U.S. Bank Trust Company, National Association
4.2	Form of 4.375% Senior Note due 2029 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.3	Fifth Supplemental Indenture, dated as of October 7, 2026, by and between Skyworks Solutions, Inc. and U.S. Bank Trust Company, National Association
4.4	Form of 3.375% Senior Note due 2031 (included in Exhibit 4.3 of this Current Report on Form 8-K).
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2026

Skyworks Solutions, Inc.

By:	/s/ Philip Carter
Name: Philip Carter
Title: Senior Vice President and Chief Financial Officer